UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 3, 2006
                                                       (February 2, 2006)

                           THE TOWN AND COUNTRY TRUST
             (Exact name of registrant as specified in its charter)

           Maryland                     001-12056              52-6613091
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(State or other jurisdiction of        (Commission          (IRS Employer
        incorporation)                 File Number)        Identification No.)

                    300 East Lombard Street
                          Baltimore, MD                             21202
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            (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (410) 539-7600
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

         On February 3, 2006, the Town and Country Trust (the "Trust") issued a press release announcing that its Board of Trustees has determined that the definitive offer of Oriole Partnership received by the Trust on February 2, 2006 is a superior transaction to the merger contemplated by the Trust's merger agreement with Magazine Acquisition GP LLC, Magazine Acquisition LP and Magazine Acquisition LLC.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits

         99.1    Press Release, dated February 3, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE TOWN AND COUNTRY TRUST


                                             By: /s/ Alan W. Lasker
                                                 ------------------------------
                                             Name:  Alan W. Lasker
                                             Title: Chief Financial Officer

Date:  February 3, 2006



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                                 EXHIBIT INDEX

Exhibit No.          Document
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   99.1              Press Release, dated February 3, 2006